Exhibit 99.1

SENSEONICS CONFIDENTIAL l NOVEMBER 2020 EVERSENSE®CGMSYSTEM The world’s first and only long-term CGM Tim Goodnow, PhD President and CEO Credit Suisse 29th Annual Virtual Healthcare Conference November 15, 2020

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding managements plans, objectives and goals for future operations, including preliminary targets for future financial performance and cash projections of Senseonics Holdings, Inc. (the “Company”). Such forward-looking statements may be identified by the use of words such as “believe,” expect,” anticipate, “plan,” “estimate,” “project,” “target” or other similar expressions. These forward-looking statements are based on management’s current expectations and projections about future events, and such statements are, by their nature subject to uncertainties. Additionally, the preliminary projections of key financial targets and cash projections have been developed based on the model for the partnership with Ascensia, as reviewed and approved by the Senseonics Board of Directors. The Company expects to further refine such projections following the completion of the Company’s 2021 budgeting process and the development of more formal financial guidance that it intends to disclose along with its full year 2020 financial results in early 2021. This more formal guidance and actual performance could vary materially from the preliminary projections included in this presentation. The risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from the Company’s current expectations include uncertainties related to the timing of the submission of the application for regulatory approval of the up to 180-day product and the up to 365-day product to the U.S. Federal Drug Administration (“FDA”), the receipt of approval from the FDA with respect to the up to 180-day and the up to 365-day product, and the timing of any such approvals; the timing of the initiation of Ascensia’s commercial activities, including the timing of U.S. commercial launch of the up to 180-day product and the up to 365-day product; the success of the transition of commercial activities to Ascensia, the risks attendant to the launch and commercialization of a new product in a competitive market, the availability of capital to fund the Company’s continued operations and execute its business plan, and such other factors that are more fully described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (“SEC”) on March 16, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as filed with the SEC on November 9, 2020, and its other filings with the SEC. Statements made in this presentation speak only as of the date of this presentation and should not be relied upon as of any subsequent date, and the Company assumes no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

EVERSENSE® CGM SYSTEM

The first and only long-term continuous glucose monitoring system

- First and only CGM that lasts for months vs days
- First and only implantable sensor
- First and only CGM to achieve 8.5% MARD
- First and only transmitter that is removable
- First and only sensor that is MRI compatible
- First and only system with on-body vibe alerts for hypo and hyper warnings
- First and only system with fresh, gentle-on skin adhesive patch
- First and only device that does not require self-insertions

Therapeutic indication for 18 yo and older.



Glucose Below Low Target Level
78
mg/dL
TODAY
200
180
80
60
EVERSENSE
Alert: Low Glucose
Dismiss
SENSOR
SMART TRANSMITTER
MOBILE APP

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SENSEONICS MILESTONES

Proven technology with rich development history and regulatory approvals.

2016

CE

Eversense® System (90-day)

2017

CE

Eversense® XL System (180-day)

2018

FDA

Eversense® System (90-day)

Expanded HCP certification to nurse practitioners (NPs) and physician assistants (PAs)

2019

FDA

MRI compatibility

Therapeutic (non-adjunctive) indication.

CE

Expanded HCP certification to include non physicians

2020

FDA

Android with Eversense NOW Remote Monitoring

New Eversense 180 day sensor PMA supplement submitted

CE

MRI compatibility

New Eversense 180 day sensor anticipated submission

2021

FDA

New Eversense 180 day sensor anticipated approval

Investigational Device Exemption (IDE) anticipated submission for 365 day sensor

CE

Android with Eversense NOW anticipated

New Eversense 180 day sensor anticipated approval

* Items in blue are based on a number of assumptions, please see slide "Cautionary Note Regarding Forward-looking Statements" for more information.

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SENSEONICS CONFIDENTIAL I NOVEMBER 2020

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[LOGO]

COMMERCIALIZATION ROADMAP

Focus on growth and expansion post start up with Ascensia commercial organization

Next 12 months roadmap

Eversense CGM (90D in US)

Eversense XL CGM (180D in Europe)

New Eversense 180D (US and Europe)*

Start Up Phase

Focus Areas

US

- 10 Territories (12 field staff)
- Independent Eversense Accounts
- 350 HCPs (Authorized or Certified)
- Commercial / Medicare coverage
- New patient initiation

EU

- Select markets
- New payer/tender contracts
- Installed base protection
- New patient initiation

Ramp Up Phase

Focus Areas

US

- 25 Territories (37 field sales staff)
- New and Existing Eversense Accounts/HCP's
- New product launch
- DME and Global CPT Pathway
- Incremental payer coverage policy

EU

- New product launch
- New patient initiation
- New tenders and payer contracts
- Increased account penetration

Beyond 12 months

2022 – 2025

WW Annual Commercial Investment:

≈ $30M to $80M per year

US Dedicated Commercial Headcount:

≈ 80 - 160

* Pending FDA Approval

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Estimated WW Net Revenue Range 2021-2025 (millions) Revenue Range 2025E$150 - $200M 2024E 2023E 2022E 2021E $100 - $120M $60 - $75M $30 - $40M $12 - $15M $-$50$100$150$200 * These projections are based on a number of key assumptions, the most significant of which are detailed in quarterly filing dated November 13, 2020. These projections are also subject to a number of material risks and uncertainties. See "Cautionary Note Regarding Forward-looking Statements" for more information. Accordingly, the projected financial information included on this slide should be read in conjunction with, and in light of, such additional information.

EVERSENSEPATIENT PROFILES Broad appeal of Eversense with new and former CGM users % of Eversense Users Target Patient Female 46% Male 54% Market Expansion 32% New to CGM Market Share 68% Dexcom 33% Medtronic 8.3% Profiles ❖Dissatisfied with Current CGM Age 902909910927 32% 19% Libre 16% A1c Avg Prior to Eversense ❖New to CGM with 206 388 Top Preferred Features of Existing Users 1. Accuracy Reason ❖Gateway <2020-3030-4040-5050-6060+ 2. Sensor Life 3. Implantable Convenience (Libre) SENSEONICS CONFIDENTIAL l NOVEMBER 20208

Eversense users demonstrates high percent of time using device and time within range ... … and increased performance by age. US1 n = 1656 Europe Multi-Sensor Users2 n = 945 US1 Users by Age n = 1656 Median Wear Time (%) Single sensor Sensor Cycle 1 Sensor Cycle 2 Sensor Cycle 3 Sensor Cycle 4 % Time 70-180 mg/dL % Time < 70 mg/dL 69.0% ADA Clinical Consensus Recommendations: 70% Time in Range (%) 82.083.283.684.885.8 52.6% 59.2%65.8% ADA Clinical Consensus 18 - <2525 - <4545 - <65≥65 (N=140)(N=686)(N=704)(N=88) 62.064.563.263.764.0 4.6%4.8%4.2%3.4% 18-24yo25-44yo45-64yo>64yo 1 Katherine S Tweden, PhD. Real-World Data from U.S. Patients Using a Long-term Implantable Continuous Glucose Monitoring (CGM) System: Age Effect on Glycemic Control; Annual ADA Meeting Poster Presentation. June 2020 2 Katherine S Tweden, PhD; Dorothee Deiss, MD, Ravi Rastogi, Suresh Addaguduru, Francine Kaufman, MD Longitudinal Analysis of Real-World Performance of an Implantable Continuous Glucose Sensor Over Multiple Sensor Insertion and Removal Cycles. Diabetes Technology & Therapeutics. 7 Nov 2019 9

Commercial and Medicare coverage to 200 million covered lives since mid-2018 launch ~263M Lives are covered by the Top 25 US Health Insurers SENSEONICS CONFIDENTIAL l NOVEMBER 202010

Therapeutic CGM Indication Part B Medical Services MAC Published Payment Rate Through December 30, 2020 CMS National Payment Rate Effective January 1, 2021 Providers bill Medicare directly with existing CPT codes to include cost of device and procedure time. Average Global Payment Rate Average Supply Cost 1 Average rate; actual rate depends on locality CPT 0446T (insertion) CPT 0448T (removal & reinsertion) $2,5471$2,147 $1,5791$1,279 SENSEONICS CONFIDENTIAL l NOVEMBER 202011

SENSEONICS CONFIDENTIAL l NOVEMBER 2020 EVERSENSE PIPELINE 12

Uniquely differentiated long-term technology solution with multiple product configuration ONE SENSOR TWO PRODUCTS ALL PATIENT SEGMENTS ✓NO sensor change for 1 year ✓NO daily calibration required ✓NO transmitter on body For Type 1 and Type 2 Patients On Demand and Continuous Monitoring No transmitter wear On body * Product vision subject to a number of assumptions and regulatory approval see “Cautionary Note Regarding Forward-looking Statements.”

PRODUCT PIPELINE

		T1D/T2D Pump	T1D/T2D MDI	T2D Insulin	T2D Non-insulin
2021	**Eversense® 180** ▪ *Gen 1 sensor with advanced chemistry* ▪ *180D sensor life* ▪ *Continuous real-time with alerts* ▪ *iCGM / Interoperability*	Intensively-managed patients			
2023	**Eversense® 365** ▪ *Gen 2 (Rome) sensor* ▪ *365D sensor life with 1cal/wk* ▪ *Real-time CGM with alerts (with transmitter) with optional FGM point-in-time reading (no transmitter)*	Intensively-managed patients + Insulin-using patients			
2024	**Freedom System** ▪ *Rome 2 sensor with battery; 365D with 1cal/wk* ▪ *Real-time CGM with alerts (with transmitter) with optional FGM reading (no transmitter)* ▪ *Standalone FGM non-adjunctive, no transmitter*	Intensively-managed patients + Insulin-using patients + Non-insulin patients			

Market population

Small — *Large*

* Product vision subject to a number of assumptions and regulatory approval see "Cautionary Note Regarding Forward-looking Statements."

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2021 EVERSENSE® 180 (NEW)

Extended duration of current Eversense sensor with reduced calibration





TECHNOLOGY	USE CASE	TARGET
Gen 1 sensor with advanced chemistry, updated algorithm	Twice a year sensor use for uninterrupted use for the year	Intensively managed patients who want better control

PMA Supplement Submitted Sept 30, 2020

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One annual sensor for use as CGM for peace of mind and FGM for discretion Gen 2 Sensor TECHNOLOGY Gen 2 sensor (Rome); array based sensing USE CASE 365 Day with 1 cal/week Two products: CGM with transmitter and FGM without transmitter TARGET Intensively managed patients who want better control + All insulin-using patients

Accuracy Performance Over 12 Month Period* Eversense vs SMBG Reference 20 Initial clinical study data demonstrates promising performance through 365 days. 17 14 1110.5 8 9.69.29.69.7 8.6 9.5 10.310.210.3 11.1111 MARD (%) 2 - Implant Duration (Month) *PROMISE Study with 365D Rome Sensor; n=40

2024 FREEDOM SYSTEM Autonomous sensor testing with data processing capacity CGM / FGM Gen 2 Sensor Enhanced TECHNOLOGY Enhanced Rome 2 sensor with integrated battery; updated algorithm USE CASE 365 Day with 1 cal/week Two unique products: 1) CGM with transmitter and FGM without transmitter 2) Standalone therapeutic FGM without transmitter TARGET Intensively managed patients who want better control + All insulin-using patients + Non-insulin patients SENSEONICS CONFIDENTIAL l NOVEMBER 202018

SENSEONICS CONFIDENTIAL l NOVEMBER 2020 THANKYOU